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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 28, 1998
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                             THE GILLETTE COMPANY
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               (Exact name of registrant as specified in charter)


         DELAWARE                       1-922                    04-1366970
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


Prudential Tower Building, Boston, Massachusetts                    02199
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  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (617) 421-7000
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                           This is page 1 of 5 pages.
                        Exhibit Index appears on page 5.


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ITEM 5.  OTHER EVENTS

     On January 28, 1998, The Gillette Company (the "Company") made the announcements described in Exhibits 99.1 and 99.2 hereto which are incorporated herein by reference.

     In addition, the Company announced that, beginning in 1998, it will harmonize the various year-ends for each of its operating groups into a common calendar year-end of December 31. The Company's Braun operation has historically ended its year on September 30 and the Company's other international operating units have previously ended their year-end on November 30, while the rest of the corporation has operated on a calendar cycle.

     In order to provide comparable results between 1997 and 1998, the Company will also report its 1997 results on a pro forma calendar quarter-end basis. The Company does not plan to report pro forma financial results prior to 1997 as it would be cost-prohibitive.

     In the 1997 financial statements, Braun's results for the three-month "stub" period ended December 31, 1997 and the results of the other Gillette international operations for the one-month "stub" period ended December 31, 1997, in the aggregate a small loss, will be reflected as a charge in the stockholders' equity section of the 1997 balance sheet. Also reflected in this section will be a charge adjusting for seasonality of advertising. The accounting for the "stub" period will be consistent with what other companies have done in the past in similar circumstances.

     The harmonization is in line with a Financial Accounting Standards Board proposed exposure draft. The change is possible because of the technology now available which permits rapid reporting of international results. It is designed to make it easier to focus on the various segments of the Company's business by providing a common reporting period.

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     This report contains certain "forward-looking" statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases. The Company cautions investors that any such forward-looking statements made by the Company are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Investors should also be aware of factors that could have a negative impact on prospects and the consistency of progress. These include political, economic, or other factors such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the worldwide business in each of the Company's markets; competitive product, advertising, promotional and pricing activity; dependence on the rate of development and degree of acceptance of new product introductions in the marketplace; and the difficulty of forecasting sales at certain times in certain markets.


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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1.    Press release issued by The Gillette Company on January 28, 1998.

99.2.    Press release issued by The Gillette Company on January 28, 1998.






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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE GILLETTE COMPANY



                                            BY:    /s/ CHARLES W. CRAMB
                                               ----------------------------
                                               Name:  Charles W. Cramb
                                               Title: Senior Vice President --
                                                      Finance, Chief Financial
                                                      Officer and Principal
                                                      Accounting Officer


Date: January 29, 1998





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                                  EXHIBIT INDEX


Exhibit No.                  Description of Exhibits                       Page
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99.1         Press release issued by The Gillette Company on January 28,
             1998.

99.2         Press release issued by The Gillette Company on January 28,
             1998.











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